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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 2, 2000
                        (Date of earliest event reported)

                              Corning Incorporated
             (Exact name of Registrant as specified in its charter)

               New York                 1-3247                  16-0393470
               (State of              (Commission             (IRS Employer
            Incorporation)             File No.)            Identification No.)

                  One Riverfront Plaza, Corning, New York 14831
                    (Address of principal executive offices)

                                 (607) 974-9000
                         (Registrant's telephone number)


                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

On February 2, 2000, pursuant to the terms of a Master Sale and Purchase Agreement dated December 8, 1999 between Corning Incorporated, a New York corporation ("Corning"), and Siemens A.G., Corning acquired the worldwide optical cable and hardware businesses of Siemens A.G. and the remaining 50% of its two co-investments with Siemens - Siecor Corporation and Siecor GmbH - for $1.4 billion, which included $120,000,000 of assumed debt and $145,000,000 of contingent performance payments payable, if earned, over a four-year period.

On February 2, 2000, Corning issued a press release which is filed herewith as
Exhibit 99 and is incorporated herein by reference.



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Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

The submission of financial statements of the businesses acquired from Siemens A.G. within the 15-day period as required by the Securities Exchange Act of 1934 is impracticable. Corning expects to file the required financial information as an amendment to this Current Report on Form 8-K no later than April 17, 2000.

                  (c)      Exhibits.

                           Exhibit 2 - The Master Sale and Purchase Agreement dated December 8, 1999 between Corning Incorporated and Siemens A.G.

                           Exhibit 99 - Press Release of Corning Incorporated.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        CORNING INCORPORATED


                                        By:   /s/  M. Ann Gosnell
                                            -----------------------------
                                                 M. Ann Gosnell
                                                 Assistant Secretary

Dated:  February 17, 2000





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                                  EXHIBIT INDEX


Exhibit No.      Description

     2 The Master Sale and Purchase Agreement dated December 8, 1999 between Corning Incorporated and Siemens A.G.

    99           Press Release of Corning Incorporated dated February 2, 2000.